UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2018

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580	54-1956515
(Commission File Number)	(IRS Employer Identification No.)

3901 Stonecroft Boulevard
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in  Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01.	Entry into a Material Definitive Agreement

On April 3, 2018 (the “Third Amendment Date”), Intersections Inc. (the “Company”), PEAK6 Investments, L.P., as Administrative Agent, and PEAK6 Capital LLC (formerly known as PEAK6 Ventures LLC) as Term Lender entered into Amendment No. 3 to Credit Agreement (the “Amendment No. 3”) amending the Credit Agreement dated as of April 20, 2017 (as amended by that certain Amendment No. 1 and Amendment No. 2, the “Credit Agreement”).  Amendment No. 3 provides for a voluntary, partial prepayment of the outstanding principal balance of the term loans in the amount of $1.0 million on the Third Amendment Date, and amends one of the financial covenants in the Credit Agreement.  The amended covenant requires us to maintain at all times a minimum amount of cash on hand, as defined in the Credit Agreement, of  (i) the lesser of 20% of the total amount outstanding under the term loans and $2.5 million for the period commencing on the Third Amendment Date through and including May 31, 2018, (ii) the lesser of 20% of the total amount outstanding under the term loans and $3.0 million from and after June 1, 2018 through and including the fiscal quarter ending September 30, 2019, and (iii) 20% of the total amount outstanding under the term loans for the fiscal quarter ending December 31, 2019 and each fiscal quarter thereafter.

The foregoing description of Amendment No. 3 and the Credit Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of Amendment No. 3, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, and the Credit Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1
Amendment No. 3, dated as of April 3, 2018, to Credit Agreement dated as of April 20, 2017 (as amended by Amendment No. 1 and Amendment No. 2) among Intersections Inc., the Other Credit Parties party thereto, and PEAK6 Investments, L.P., and PEAK6 Capital LLC (formerly known as PEAK6 Ventures LLC)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2018	INTERSECTIONS INC.

	By:	/s/ Ronald L. Barden
Name: Ronald L. Barden
Title: Chief Financial Officer